ACQUISITION OF iGEMS TV, INC. (Tables) - I G E M S [Member]	3 Months Ended
Feb. 28, 2022
IfrsStatementLineItems [Line Items]
Schedule of Weighted average expected number of shares to vest

	February 28, 2022	December 14, 2021
Weighted average expected number of shares to vest
Low Case	315,563	315,563
Base Case	422,025	422,025
High Case	561,638	561,638
Expected number of shares to vest	428,655	428,655
Liquid share price	$0.68	$1.10

Schedule of estimate of the fair value of net assets acquired

Total
$
Consideration:
Common shares	233,750
iGEMS Contingent Consideration	471,521
Total unadjusted purchase price	705,271
Cash acquired	(21,981)
Total purchase price, net of cash acquired	683,290

Allocated as follows:
Accounts receivable	10,749
Accounts payable	(1,136)
Loans payable	(127,293)
Goodwill	800,970
Total	683,290